DREYFUS EMERGING LEADERS FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    It is a pleasure to send you this first annual report of the Dreyfus Emerging Leaders Fund, a portfolio of the Dreyfus Growth and Value Funds, Inc. It covers the Fund's activities from its start of operations September 29, 1995, through the end of its first fiscal year, August 31, 1996.
    For that time span, the Fund produced a total return of 46.09%.* This was well ahead of the Standard & Poor's 500 Composite Stock Price Index and the Russell 2000 Index of small capitalization stocks, which returned 13.91% and 8.88% respectively, for the same period.** This strong performance was due, in part, to the Fund's relatively small asset size and numerous successful investments including several initial public offerings. We would expect future results for the Fund to be closer to the market index.
ECONOMIC REVIEW
    The robust pace of the U.S. economy in the first half was broken only temporarily by July's sluggishness. Somewhat faster growth is again evident. However, above-trend economic expansion this year is accompanied by deteriorating growth in reported corporate profits. Instead, faster economic growth has raised fears of higher future inflation, even while reported inflation remains tame. These inflation fears pushed bond yields higher and built expectations for a Federal Reserve Board tightening.
    This year's economic strength is due to robust domestic demand that has kept inventories lean. Real Gross Domestic Product grew 3.4% in the first half, driven largely by consumer spending and housing investment. Industrial output likewise surged, although producers bent on meeting demand have been unable to also rebuild inventory. Support for sustained consumer spending growth is coming from new jobs, wage increases, low summer utility bills and a fall hike in the minimum wage. In addition, new orders for exports and capital goods-both sluggish sectors this summer-have recently reaccelerated. This leaves homebuilding as one major sector where slower activity is becoming apparent. Corporate profits are not sharing this year's prosperity as profit growth is now decelerating.
    Core consumer price inflation remains moderate. However, rising food and energy prices have begun to pull the overall inflation rate higher, and wage increases have accelerated in this year's tight labor market. Hence, reports of a faster economic pace have boosted fears of accelerated inflation ahead. In response, bond yields have risen substantially this year, and short-term market rates have also surged on expectations of a Federal Reserve tightening in coming months. So far, long-term rates have risen more than short-term rates, forcing the yield curve to steepen. A steep yield curve is usually supportive of sustained growth in the real economy.
    The debate about whether the economy might slow without a move by the Fed to raise interest rates is being resolved by incoming evidence of renewed growth following July's brief slowdown. The Fed's hopes for a growth slowdown towards 2% in the second half have not yet materialized.
MARKET OVERVIEW
    The securities markets remained strong through a good part of the last 12 months but stumbled in late June and July of this year. The summer sell-off was due to a number of factors, among them the higher price levels and price-to-earnings ratios that many stocks had already achieved, and indications that corporate profits might not be as strong in the second half of the year as in the first half. The overriding influence, however, was the market's anticipation of what the Federal Reserve might do about interest rates.

    In late 1995 and early 1996, the Fed was preoccupied with offsetting economic weakness. Hence the series of cuts in short-term rates initiated by the Fed, the last one occurring at the end of January, 1996. After that, through August 31, the Fed adopted a hands-off posture in regard to interest rates. However, the stock and bond markets expected the Fed to shift gears and slam on the monetary brakes as the economy continued to expand.
    These fears of an anti-inflation move by the Fed were particularly acute in June and July, leading to a sharp shakeout in securities prices-among bonds as well as stocks. The high-flying technology stocks were affected the most, but large capitalization blue chips also experienced setbacks. Prices of outstanding bonds slumped as interest rates rose.
    As July gave way to August, the markets appeared to make an adjustment to the interest rate outlook, and regained some of the ground lost earlier. However, high anxiety still prevailed as the country moved into the Fall season, bringing with it the unknowns of the pending Presidential and Congressional elections.
PORTFOLIO FOCUS
    Those who owned the Dreyfus Emerging Leaders Fund throughout the period were well rewarded in its first 11 months since inception. The companies in which your Fund is invested have, by and large, produced above average returns during the period. In the final analysis, as you know, it is good products, good management and good business fundamentals that drive investment results. We believe we have assembled companies with such qualities in your Fund.
    Your Fund's performance was also helped by some outside factors. First, a record number of new companies were created during this period, and these dynamic companies were getting an especially warm reception in the initial public offering arena. We owned a number of these issues. Second, in an economic environment of positive growth accompanied by a rising dollar, the companies in which we invest tend to perform relatively better than the large U.S.-based multinationals that comprise the S&P 500 Index. Finally, after two years of relative dormancy in the small-cap marketplace, our style of investing re-emerged into fashion. By the end of the June quarter, however, it became apparent to us that the investment landscape may have once again shifted. Technology, health care and recent initial public offering darlings were unceremoniously dumped by the market. Of course, wholesale liquidation provides opportunities, and we were, as usual, vigilant in seeking oversold situations during the summer months.
    We are pleased that your Fund has outperformed the Russell 2000 and the S&P 500 since inception. Technology has been very volatile all year. It is the sector where much of the excitement had occurred earlier in the year, but more recently it has been an area of earnings disappointments and reality checks. Although the Russell technology group was not a profitable venture during this period, your Fund enjoyed considerable success with Safeguard Scientific, a public venture fund; Aspect Telecommunications, a call processing software company; and Auspex Systems, Inc., a server company involved in data transmission. Problematic investments centered in the voice processing and data communications areas where there were earnings disappointments and multiple revaluations. Healthcare is another sector historically boasting above average growth and valuations which has been volatile this year. For a group that had not been rewarding overall, the healthcare sector added the most to your Fund's performance during this period. We did well with Mentor, GMIS and Cohr. Subsequent to the quarter, GMIS was bought out by HBO & Co. Simply avoiding disasters was important with this group. Although we dodged most of them, we were caught by Heartstream, an IPO that got pummeled in the July correction.

    We continue to be sanguine as to the health of the industrial economy in the U.S. and abroad. Having said this, our performance in Materials and Processing lagged the Index. Our worst stock for the period, Chirex, has since recovered its entire loss. The best performer was Cambrex, which sells bulk additives to the pharmaceutical industry. As a sector approach to global markets, a major theme continues to be commercial aerospace, where the suppliers to the largest U.S. export company, Boeing, are small cap firms. The Fund has made successful investments in Thiokol, Rohr and Hexcel and still owns shares in them.
    Capital goods stocks have outperformed consumer stocks for the past two years. We expect this trend to continue and, therefore, we continue to underweight the consumer segment of the economy. During this period, however, the consumer segment was a good contributor to the Fund. Our best stock was the relatively unknown Helen of Troy, a haircare and appliance company. The second best contributor was the better known Planet Hollywood. Hollywood can also be a tough place for a public shareholder to make money - our worst performer was television producer Spelling Entertainment.
    As the interest rate outlook remains uncertain, we think a continued underweighting in financial services is appropriate. Yet underweighting did hold back the performance of the Fund because our stock selection and the performance of the Index were both outstanding. Investing in global financial guarantors has been very rewarding with such investments as CapMAC Holdings, Capital Re and Enhance Financial Services Group. Our biggest winner was American Travellers, which was acquired by Conseco. There were almost no holdings that did not have a positive return for the period.
    The workhorse sector of Emerging Leaders has been the energy companies. Our early and contrary commitment to this sector has added value to your Fund in almost every month since inception. The best investments were Marine Drilling Company and Flores & Rucks. Although we are growing more cautious towards energy, names we continue to like are exploration and production companies like Flores & Rucks and Texas Meridian Resources.
    As we conclude, it has once again become fashionable to spend a great deal of time and energy on macroeconomics and Federal Reserve policy. We want to assure the shareholders of the Dreyfus Emerging Leaders Fund that we will not be participants in this current vogue. We know, from experience, that good, consistent long-term performance comes from uncovering companies with good business fundamentals at reasonable valuations. We will not stray from this pursuit.
    We thank you for your interest. You may be sure we will exert our best efforts on your behalf.
                                      Sincerely,
                              [Thomas A. Frank signature logo]
                                      Thomas A. Frank
                                      Portfolio Manager
September 12, 1996
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of stock market performance. The Russell 2000 Index is a widely accepted unmanaged index of small cap stock performance.

DREYFUS EMERGING LEADERS FUND                          AUGUST 31, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS EMERGING LEADERS FUND
AND THE RUSSELL 2000 INDEX
[Exhibit A:
Dollars
$14,609
Dreyfus
Emerging Leaders Fund
$10,888
Russell 2000 Index*
*Source: Lipper Analytical Services, Inc.]
ACTUAL AGGREGATE TOTAL RETURN
                                         FROM INCEPTION (9/29/95)
                                         TO AUGUST 31, 1996
                                         ______________
                                            46.09%
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Emerging Leaders Fund on 9/29/95 (Inception Date) to a $10,000 investment made in the Russell 2000 Index on that date. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS EMERGING LEADERS FUND
STATEMENT OF INVESTMENTS                                                                                   AUGUST 31, 1996
COMMON STOCKS-91.0%                                                                                  SHARES          VALUE
                                                                                                     ______          _______
  CONSUMER-19.3%                     Consolidated Cigar Holdings, Cl. A.....                         15,000        $ 472,500
                                     Culligan Water Technologies............                         17,000          652,375
                                     Harte-Hanks Communications.............                         22,500          573,750
                                     Helen of Troy..........................      (a)                65,000          918,125
                                     Lamar Advertising, Cl. A...............                         20,000          560,000
                                     Oakley.................................      (a)                16,000          656,000
                                     Sola International.....................      (a)                25,000          875,000
                                     Sun International Hotels...............                         17,500          829,062
                                     Universal Outdoor Holdings.............                         35,000        1,067,500
                                     Wolverine World Wide...................                         24,000          579,000
                                                                                                                      ______
                                                                                                                   7,183,312
                                                                                                                      ______
  ENERGY-8.7%                        Cairn Energy USA.......................      (a)                55,500          568,875
                                     Flores & Rucks.........................      (a)                19,500          641,062
                                     HS Resources...........................      (a)                70,000          892,500
                                     Ranger Oil.............................                         90,000          618,750
                                     Texas Meridian Resources...............      (a)                40,000          515,000
                                                                                                                      ______
                                                                                                                   3,236,187
                                                                                                                      ______
  FINANCIAL SERVICES-17.0%           American Travellers....................      (a)                20,000          622,500
                                     Capital Re.............................                         17,500          665,000
                                     CapMAC Holdings........................                         20,000          585,000
                                     City National..........................                         39,000          687,375
                                     Colonial BancGroup.....................                         17,500          597,187
                                     Enhance Financial Services Group.......                         22,500          646,875
                                     First Financial Caribbean..............                         28,000          651,000
                                     Frontier Insurance Group...............                         30,000        1,170,000
                                     Titan Holdings.........................       (a)               30,395          433,129
                                     Willis Corroon Group, A.D.R. ..........                         25,000          253,125
                                                                                                                      ______
                                                                                                                   6,311,191
                                                                                                                      ______
  HEALTH CARE-12.4%                  Applied Bioscience International.......      (a)                71,250          694,687
                                     Bio Rad Laboratories, Cl. A............      (a)                30,000          840,000
                                     Cohr...................................                         30,000          742,500
                                     CorVel.................................      (a)                20,000          602,500
                                     Mentor.................................                         22,500          711,563
                                     Physio-Control International...........                         30,000          551,250
                                     Renal Treatment Centers................      (a)                15,000          489,375
                                                                                                                      ______
                                                                                                                   4,631,875
                                                                                                                      ______
  MATERIALS &
    PROCESSING-10.1%                 CFC International......................                         27,500          405,625
                                     Cambrex................................                         13,125          431,484
                                     Crompton & Knowles.....................                         45,000          675,000
                                     Geon...................................                         22,500          500,625
                                     Hexcel.................................      (a)                32,500          572,813

DREYFUS EMERGING LEADERS FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      AUGUST 31, 1996
COMMON STOCKS (CONTINUED)                                                                            SHARES          VALUE
                                                                                                    _______           ______

  MATERIALS & PROCESSING
    (CONTINUED)                      Philip Environmental...................      (a)                70,000    $     560,000
                                     Rexene.................................                         30,000          356,250
                                     Strategic Distribution.................      (a)                50,000          240,625
                                                                                                                      ______
                                                                                                                   3,742,422
                                                                                                                      ______
  PRODUCER DURABLES-8.7%             Avondale Industries....................      (a)                40,000          630,000
                                     Aztec Manufacturing....................                         75,000          562,500
                                     Rohr...................................      (a)                42,500          887,188
                                     Special Devices........................                         33,700          513,925
                                     Titan Wheel International..............                         42,500          648,125
                                                                                                                      ______
                                                                                                                   3,241,738
                                                                                                                      ______
  TECHNOLOGY-13.1%                   Aspect Telecommunications..............      (a)                12,500          650,000
                                     BE Aerospace...........................      (a)                40,000          660,000
                                     i2 Technologies........................                         22,500          646,875
                                     Legato Systems.........................      (a)                17,500          691,250
                                     Systemsoft.............................      (a)                20,000          650,000
                                     Thiokol................................                         24,000        1,077,000
                                     Xircom.................................      (a)                40,000          512,500
                                                                                                                      ______
                                                                                                                   4,887,625
                                                                                                                      ______
  UTILITIES-1.7%                     National Processing....................                         37,500          642,188
                                                                                                                      ______
                                     TOTAL COMMON STOCKS
                                       (cost $30,023,077)...................                                     $33,876,538
                                                                                                                      ======

                                                                                                  PRINCIPAL
SHORT-TERM INVESTMENTS-10.1%                                                                       AMOUNT
                                                                                                    _______
  U.S. TREASURY BILLS:               5.13%, 10/17/96........................                  $     116,000    $     115,234
                                     5.02%, 11/14/96........................      (b)             1,830,000        1,810,547
                                     5%, 11/21/96...........................                      1,847,000        1,825,612
                                                                                                                      ______
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $3,752,560)....................                                    $  3,751,393
                                                                                                                      ======
TOTAL INVESTMENTS (cost $33,775,637)........................................                          101.1%     $37,627,931
                                                                                                       ====           ======
LIABILITIES, LESS CASH AND RECEIVABLES......................................                           (1.1%)$      (421,477)
                                                                                                       ====           ======
NET ASSETS..................................................................                          100.0%     $37,206,454
                                                                                                       ====           ======

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Non-income producing.
    (b) Partially held by broker as collateral for open short positions.

See notes to financial statements.

DREYFUS EMERGING LEADERS FUND
STATEMENT OF SECURITIES SOLD SHORT                                                                      AUGUST 31, 1996
COMMON STOCKS                                                                                       SHARES           VALUE
                                                                                                     ______           ______
Consolidated Cigar Holdings, Cl. A..........................................                         15,000      $   472,500
Lamar Advertising, Cl. A....................................................                         20,000          560,000
Universal Outdoor Holdings..................................................                         35,000        1,067,500
                                                                                                                       _____
    TOTAL SECURITIES SOLD SHORT (proceeds $1,847,990).......................                                      $2,100,000
                                                                                                                       =====



See notes to financial statements.

DREYFUS EMERGING LEADERS FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                         AUGUST 31, 1996
ASSETS:
    Investments in securities, at value
      (cost $33,775,637)-see statement......................................                                     $37,627,931
    Receivable from brokers for proceeds on securities sold short...........                                       1,847,990
    Receivable for investment securities sold...............................                                         934,125
    Dividends and interest receivable.......................................                                          13,330
    Receivable for shares of Common Stock subscribed........................                                          10,000
    Prepaid expenses........................................................                                          14,675
                                                                                                                     _______
                                                                                                                  40,448,051
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........................                    $     25,688
    Due to Distributor......................................................                           7,835
    Securities sold short, at value
      (proceeds $1,847,990)-see statement...................................                       2,100,000
    Payable for investment securities purchased.............................                         937,750
    Payable for Common Stock redeemed.......................................                          58,314
    Accrued expenses and other liabilities..................................                         112,010       3,241,597
                                                                                                      _______        _______
NET ASSETS..................................................................                                     $37,206,454
                                                                                                                     =======
REPRESENTED BY:
    Paid-in capital.........................................................                                     $31,349,048
    Accumulated undistributed investment income-net.........................                                             173
    Accumulated undistributed net realized gain on investments,
      securities sold short and foreign currency transactions...............                                       2,256,949
    Accumulated net unrealized appreciation on investments and
      securities sold short-Note 4(b).......................................                                       3,600,284
                                                                                                                     _______
NET ASSETS at value applicable to 1,992,451 shares outstanding
    (100 million shares of $.001 par value Common Stock authorized).........                                     $37,206,454
                                                                                                                     =======
NET ASSET VALUE, offering and redemption price per share
    ($37,206,454 / 1,992,451 shares)........................................                                          $18.67
                                                                                                                     =======




See notes to financial statements.

DREYFUS EMERGING LEADERS FUND
STATEMENT OF OPERATIONS
from September 28, 1995 (commencement of operations) to August 31, 1996
INVESTMENT INCOME:
    INCOME:
      Interest..............................................................                     $   185,774
      Cash dividends (net of $1,404 foreign taxes withheld at source).......                         123,400
                                                                                                      ______
          TOTAL INCOME......................................................                                           $   309,174
    EXPENSES:
      Management fee-Note 3(a)..............................................                         205,324
      Shareholder servicing costs-Note 3(b).................................                          93,009
      Legal fees............................................................                          24,350
      Registration fees.....................................................                          13,528
      Auditing fees.........................................................                          12,800
      Directors' fees and expenses-Note 3(c)................................                           8,890
      Custodian fees-Note 3(b)..............................................                           8,864
      Prospectus and shareholders' reports..................................                           7,668
      Miscellaneous.........................................................                           1,120
                                                                                                      ______
          TOTAL EXPENSES....................................................                         375,553
    Less-reduction in management fee due to undertaking-Note 3(a)...........                          89,685
                                                                                                      ______
          NET EXPENSES......................................................                                         285,868
                                                                                                                      ______
          INVESTMENT INCOME-NET.............................................                                          23,306
                                                                                                                      ______
REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 4:
    Net realized gain on investments:
      Long transactions (including foreign currency transactions)...........                       $2,206,886
      Short sale transactions...............................................                          50,063
                                                                                                      ______
      NET REALIZED GAIN.....................................................                                       2,256,949
    Net unrealized appreciation on investments and securities sold short....                                       3,600,284
                                                                                                                      ______
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                       5,857,233
                                                                                                                      ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $5,880,539
                                                                                                                      ======





See notes to financial statements.

DREYFUS EMERGING LEADERS FUND
STATEMENT OF CHANGES IN NET ASSETS
from September 28, 1995 (commencement of operations) to August 31, 1996
OPERATIONS:
    Investment income-net...................................................................                  $       23,306
    Net realized gain on investments........................................................                       2,256,949
    Net unrealized appreciation on investments for the period...............................                       3,600,284
                                                                                                                      ______
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................                       5,880,539
                                                                                                                      ______
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net...................................................................                         (23,133)
                                                                                                                      ______
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................................                      79,911,023
    Dividends reinvested....................................................................                          22,761
    Cost of shares redeemed.................................................................                     (48,584,736)
                                                                                                                      ______
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS................................                      31,349,048
                                                                                                                      ______
          TOTAL INCREASE IN NET ASSETS......................................................                      37,206,454
NET ASSETS:
    Beginning of period.....................................................................                             -
                                                                                                                      ______
    End of period (including undistributed investment income-net;
      $173 on August 31, 1996)..............................................................                    $ 37,206,454
                                                                                                                      ======

                                                                                                                     SHARES
                                                                                                                      ______
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................................                       4,681,074
    Shares issued for dividends reinvested..................................................                           1,453
    Shares redeemed.........................................................................                      (2,690,076)
                                                                                                                      ______
      NET INCREASE IN SHARES OUTSTANDING....................................................                       1,992,451
                                                                                                                      ======




See notes to financial statements.

DREYFUS EMERGING LEADERS FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period September 28, 1995
(commencement of operations) to August 31, 1996. This information has been derived from the Fund's financial statements.
PER SHARE DATA:
    Net asset value, beginning of period.....................................................        $12.50
                                                                                                       ____
    INVESTMENT OPERATIONS:
    Investment income-net....................................................................           .03
    Net realized and unrealized gain on investments..........................................          6.17
                                                                                                       ____
      TOTAL FROM INVESTMENT OPERATIONS.......................................................          6.20
                                                                                                       ____
    DISTRIBUTIONS;
    Dividends from investment income-net.....................................................          (.03)
                                                                                                       ____
    Net asset value, end of period...........................................................        $18.67
                                                                                                       ====
TOTAL INVESTMENT RETURN......................................................................         46.09%(1,2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets..................................................          1.16%(1)
    Ratio of net investment income to average net assets.....................................           .09%(1)
    Decrease reflected in above expense ratio due to undertaking by the Manager..............           .36%(1)
    Portfolio Turnover Rate..................................................................        203.66%(1)
    Average commission rate paid(3).........................................................         $.0554
    Net Assets, end of period (000's omitted)................................................       $37,206
(1)    Not annualized.
(2)    Calculated based on net asset value on the close of business on September 29, 1995 (commencement of initial offering) to
August 31, 1996.
(3)    The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.



See notes to financial statements.

DREYFUS EMERGING LEADERS FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Growth and Value Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Dreyfus Emerging Leaders Fund (the "Fund") which commenced operations on September 28, 1995. The Fund's investment objective is capital growth. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Fund's investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid
DREYFUS EMERGING LEADERS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed Funds in a $300 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended August 31, 1996, the Fund did not borrow under the line of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends accrued on securities sold short) and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. The Manager had undertaken from September 28, 1995 through August 31, 1996 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceeded an annual rate of 1.25% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $89,685 during the period ended August 31, 1996.
    The Manager has currently undertaken from September 1, 1996 through August 31, 1997 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.40% of the value of the Fund's average daily net assets.
    The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the agreement.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering
DREYFUS EMERGING LEADERS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 1996, the Fund was charged an aggregate of $57,034 pursuant to the Shareholder Services Plan.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $21,977 during the period from December 1, 1995 through August 31, 1996.
    Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period from May 10, 1996 through August 31, 1996, $3,431 was paid to Mellon pursuant to the custody agreement.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (D) BROKERAGE COMMISSIONS: For the period ended August 31, 1996, the Fund incurred total brokerage commissions of $142,099 of which $675 was paid to Dreyfus Investment Services Corporation, a subsidiary of Mellon Bank Corporation.
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended August 31, 1996 is summarized as follows:

                                                                                         PURCHASES         SALES
                                                                                          _______              _______
    Long transactions................................................                 $71,914,669          $44,125,722
    Short sale transactions..........................................                   4,003,620            5,901,673
                                                                                          _______              _______
      TOTAL..........................................................                 $75,918,289          $50,027,395
                                                                                          =======              =======

    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover its short position. Securities sold short at August 31, 1996 and their related market values and proceeds are set forth in the Statement of Securities Sold Short.
    (B) At August 31, 1996, accumulated net unrealized appreciation on investments and securities sold short was $3,600,284, consisting of $4,321,647 gross unrealized appreciation and $721,363 gross unrealized depreciation.
    At August 31, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS EMERGING LEADERS FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS EMERGING LEADERS FUND
    We have audited the accompanying statement of assets and liabilities, including the statements of investments and securities sold short, of Dreyfus Emerging Leaders Fund (one of the Series constituting Dreyfus Growth and
Value Fund, Inc.) as of August 31, 1996, and the related statements of operations and changes in net assets and financial highlights for the period from September 28, 1995 (commencement of operations) to August 31, 1996.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of August 31, 1996 and conf-irmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Leaders Fund at August 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period from September 28, 1995 to August 31, 1996, in conformity with generally accepted accounting principles.

                          [Ernst and Young LLP signature logo]

New York, New York
September 27, 1996


[Dreyfus lion "d" logo]
DREYFUS EMERGING LEADERS FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank,  N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                            259AR968
[Dreyfus logo]
Emerging Leaders
Fund
Annual Report
August 31, 1996